                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-88669, No. 33-1 3995, No. 33-67940, No. 33-72438
and No. 333-06025) of Nashua Corporation of our reports dated February 18, 2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


Boston, Massachusetts
March 17, 2000


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